EXHIBIT 10.33
Execution Version

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO PLEDGE AGREEMENT
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO PLEDGE AGREEMENT, dated as of October 26, 2021 (this “Amendment”) to the Credit Agreement (defined below), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities that are parties hereto (the “Lenders”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the REIT, the Administrative Agent, the Lenders, Barclays Bank PLC, Citigroup Global Markets Inc., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and bookrunners, Regions Bank, as syndication agent, Citibank, N.A. and U.S. Bank National Association, as co-documentation agents, are parties to the Amended and Restated Credit Agreement, dated as of March 8, 2018 (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 6, 2020, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 23, 2020, and that certain Third Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge Agreement, dated as of December 16, 2020 (the “Third Amendment”; the Original Credit Agreement, as amended, the “Credit Agreement”);
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Administrative Agent and the Required Lenders (or, solely in the case of Section 2, Section 4(a) and Section 5, the Supermajority Lenders) have agreed to the amendments herein solely upon the terms and conditions provided for in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.Additional Borrowing Base Properties. The Supermajority Lenders agree that each of the Real Properties described on Annex I hereto (the “Additional Borrowing Base Properties”) shall be added as a Borrowing Base Property as of the Amendment Effective Date; provided that, (x) to the extent that the Borrower has certified to the Administrative Agent and the Lenders that it is unable to deliver one or more Third Party Reports pursuant to Section 6(d) hereof, the Borrower shall deliver to the Administrative Agent such Third Party Reports in form and substance reasonably satisfactory to the Administrative Agent on or prior to the date that is 90 days after the date hereof, provided that, such 90 days may be extended by two additional 30 day periods upon written request from the Borrower to the Administrative Agent certifying that the Borrower is diligently prosecuting the delivery of such Third Party Reports and (y) upon the failure to deliver timely any such Third Party Report, automatically, without any action by the Administrative Agent or the Lenders or notice to the Borrower, (i) the applicable Real Property shall cease to be a Borrowing Base Property, and (ii) the Borrowing Base with respect to the applicable Real Property shall be reduced by the amount included in the calculation of the Borrowing Base in respect of such Real Property. If any Additional Borrowing Base Property is removed from the Borrowing Base in accordance with this Section 2 and has not been Disposed of by the applicable owner thereof, then such Real Property shall be a Negative Pledge Property during the Modified Compliance Period. After the Pledge Agreement Termination Date, Borrowing Base Properties may be removed from the Borrowing Base in accordance with the Credit Agreement and the Borrower may, at its sole cost and expense, request the Administrative Agent to release the direct and/or indirect Capital Stock of such Properties from the Lien of the Pledge Agreement.
3.Reporting. Notwithstanding Section 4(a) hereof, nothing in this Amendment shall modify, affect or waive the Borrower or the REIT’s continuing obligation to comply with the reporting requirements set forth in Section 6.1 of the Credit Agreement during the Extended Modification Period (notwithstanding that the Temporarily Modified Financial Covenants has been waived during the Extended Modification Period) or otherwise (including, without limitation, the Borrower and the REIT’s obligation to provide a schedule of the computations used in determining compliance with the covenants contained in Section 7.1 of the Credit Agreement (notwithstanding that the Temporarily Modified Financial Covenants has been waived during the Extended Modification Period)) under Section 6.2(b) of the Credit Agreement; provided that, the Borrower shall not be required to furnish to the Administrative Agent and the Lenders notice of any Default or Event of Default relating to the Temporarily Modified Financial Covenants during the Extended Modification Period. Each reference to the “Extended Modification Period” in this Section 3 shall mean the “Extended Modification Period” as amended by this Amendment.
4.Amendments to Credit Agreement.
(a)The definition of “Extended Modification Period” in Section 3 of the Third Amendment is hereby amended by replacing the date “December 31, 2021” where it appears therein with the date “March 31, 2022”.
(b)Section 1.1 of the Credit Agreement is hereby amended further by inserting the following new definitions in the appropriate alphabetical order:
“Extension Non-Consenting Lender”: means Citizens Financial Group Inc.
“Fourth Amendment Effective Date” means October 26, 2021.
(c)Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“2.6    Extension of Revolving Credit Termination Date.
 (a)    On or prior to the Fourth Amendment Effective Date, the Borrower may request one one-year extension of the Revolving Credit Termination Date by delivering to the Administrative Agent a written notice (the “Extension Request”), which the Administrative Agent shall distribute promptly to the Lenders, provided that, (i) the Borrower may not submit more than one Extension Request (except as provided in Section 2.6(b) below) and (ii) the Revolving Credit Termination Date, as extended, shall not be later than the earlier of (x) March 8, 2023 and (y) the date that is one year prior to the earliest maturity date of any Incremental Term Loans, if any. The Administrative Agent and the Lenders acknowledge and agree that the Extension Request has been deemed given by the Borrower on the Fourth Amendment Effective Date. The extension of the Revolving Credit Termination Date pursuant to this Section 2.6(a) shall become automatically effective on the date on which the following conditions have been satisfied (and by execution of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, the Administrative Agent and the Lenders acknowledge and agree that the following conditions have been deemed satisfied):

(i)the Administrative Agent shall have received the Extension Request;
(ii)no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the original Revolving Credit Termination Date immediately prior to or after giving effect to such extension, provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request certifying that no Default or Event of Default shall have occurred and be continuing on such date; and
(iii)the Borrower shall have paid to the Administrative Agent, for distribution to each Lender, a one-time fee in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding).
(b)    The Borrower may request two (2) six-month extensions of the Revolving Credit Termination Date by delivering to the Administrative Agent an Extension Request, which the Administrative Agent shall distribute promptly to the Lenders, provided that, (i) the Borrower may not submit more than two (2) Extension Requests and (ii) the Revolving Credit Termination Date, as extended, shall not be later than the earlier of (x) March 8, 2024 and (y) the date that is one year prior to the earliest maturity date of any Incremental Term Loans, if any.

(c)    The first extension of the Revolving Credit Termination Date (the “First Extended Revolving Credit Termination Date”) pursuant to Section 2.6(b)

shall become automatically effective on the date on which the following conditions have been satisfied:
(i)the Administrative Agent shall have received the Extension Request not more than 120 days prior to, and ending not less than 30 days prior to, the Revolving Credit Termination Date;
(ii)no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the original Revolving Credit Termination Date immediately prior to or after giving effect to such extension, provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request certifying that no Default or Event of Default shall have occurred and be continuing on such date;
(iii)the Borrower shall have paid to the Administrative Agent, for distribution to each Lender (and, in the case of the Extension Non-Consenting Lender, only to the extent the Extension Non-Consenting Lender has agreed to extend its Revolving Credit Commitment), a one-time fee in an amount equal to 0.075% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding); and
(iv)subject to the terms of clause (e) of this Section 2.6, solely in the case of an extension of the Revolving Credit Commitment of the Extension Non-Consenting Lender, the Extension Non-Consenting Lender shall have agreed to extend the Revolving Credit Termination Date for such additional term, in its sole discretion.
(d)    The second extension of the Revolving Credit Termination Date pursuant to Section 2.6(b) shall become automatically effective on the date on which the following conditions have been satisfied:
(i)the Administrative Agent shall have received the Extension Request not more than 120 days prior to, and ending not less than 30 days prior to, the First Extended Revolving Credit Termination Date;
(ii)the First Extended Revolving Credit Termination Date shall have occurred;
(iii)no Default or Event of Default shall have occurred and be continuing either on the date that the Borrower delivers the Extension Request, or on the First Extended Revolving Credit Termination Date immediately prior to or after giving effect to such extension, provided that, the Borrower shall deliver a certificate from a Responsible Officer together with the Extension Request certifying that no Default or Event of Default shall have occurred and be continuing on such date;

(iv)the Borrower shall have paid to the Administrative Agent, for distribution to each Lender (and, if applicable, in the case of the Extension Non-Consenting Lender, only to the extent the Extension Non-Consenting Lender has agreed to extend its Revolving Credit Commitment), a one-time fee in an amount equal to 0.075% of the Revolving Credit Commitment of such Lender on such date (or, if the Revolving Credit Commitments have been terminated, the aggregate principal amount of the Revolving Credit Loans then outstanding); and
(v) if applicable, subject to the terms of clause (e) of this Section 2.6, solely in the case of an extension of the Revolving Credit Commitment of the Extension Non-Consenting Lender, the Extension Non-Consenting Lender shall have agreed to extend the Revolving Credit Termination Date for such additional term, in its sole discretion.
(e)    If the Extension Non-Consenting Lender does not agree to extend the Revolving Credit Termination Date with respect to its Revolving Credit Commitment pursuant to Section 2.6(c)(iv) or, if applicable, Section 2.6(d)(v), the Administrative Agent shall promptly so notify the other Lenders, and each such Lender may, in its sole discretion, give written notice to the Administrative Agent not later than ten (10) days prior to then-current Revolving Credit Termination Date of the amount of the Extension Non-Consenting Lender’s Revolving Credit Commitments for which it is willing to accept an assignment. If such Lenders notify the Administrative Agent that they are willing to accept assignments of such Revolving Credit Commitments in an aggregate amount that exceeds the amount of the Revolving Credit Commitments of the Extension Non-Consenting Lender, such Revolving Credit Commitments shall be allocated among such Lenders willing to accept such assignments in such amounts as are agreed between the Borrower and the Administrative Agent. If, after giving effect to the assignments of Revolving Credit Commitments described above, there remains any Revolving Credit Commitments of the Extension Non-Consenting Lender that have not been assigned, the Borrower may arrange for one or more Assignee(s) to assume effective as of the Revolving Credit Termination Date, the Extension Non-Consenting Lender’s Revolving Credit Commitment and all of the obligations of the Extension Non-Consenting Lender under this Agreement thereafter arising. Each assignment pursuant to this Section 2.6(e) shall be effected in accordance with Section 10.6.
(f)    To the extent that the Revolving Credit Termination Date is not extended as to the Extension Non-Consenting Lender’s Revolving Credit Commitment pursuant to Section 2.6(c)(iv) or, if applicable, Section 2.6(d)(v), and the Revolving Credit Commitment of the Extension Non-Consenting Lender is not assumed in accordance with Section 2.6(e) on or prior to then-current Revolving Credit Termination Date, the Revolving Credit Commitment of the Extension Non-Consenting Lender that has not been assigned shall automatically terminate in whole on such unextended Revolving Credit Termination Date without any further notice or other action by the Borrower, any Lender or any other Person; provided that such Extension Non-Consenting Lender’s obligations under Section 9.7 shall survive the Revolving Credit Termination Date as to matters occurring prior to such date. If the Extension Non-Consenting Lender shall fail to notify the Administrative Agent and the Borrower in writing of its consent to any request for an extension of the Revolving Credit Termination Date at least 30 days prior to the then-current Revolving Credit Termination Date, it will be deemed to have denied such request.”
(d)Section 9 of the Credit Agreement is hereby amended by inserting at the end thereof the following language as new Section 9.15:
“9.15    Erroneous Payment.
(a)Each Lender and each Issuing Lender (and each Participant of any of the foregoing, by its acceptance of a Participation Amount) hereby acknowledges and agrees that if the Administrative Agent notifies such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds (or any portion thereof) received by such Lender or Issuing Lender (any of the foregoing, a “Recipient”) from the Administrative Agent (or any of its Affiliates) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Recipient (whether or not known to such Recipient) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) and demands the return of such Payment, such Recipient shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment as to which such a demand was made. A notice of the Administrative Agent to any Recipient under this Section shall be conclusive, absent manifest error.
(b)Without limitation of clause (a) above, each Recipient further acknowledges and agrees that if such Recipient receives a Payment from the Administrative Agent (or any of its Affiliates) (x) that is in an amount, or on a date different from the amount and/or date specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, it understands and agrees at the time of receipt of such Payment that an error has been made (and that it is deemed to have knowledge of such error) with respect to such Payment. Each Recipient agrees that, in each such case, it shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made.
(c)Any Payment required to be returned by a Recipient under this Section shall be made in same day funds in the currency so received, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. Each Recipient hereby agrees that it shall not assert and, to the fullest extent permitted by applicable law, hereby waives, any right to retain such Payment, and any claim, counterclaim, defense or right of set-off or recoupment or similar right to any demand by the Administrative Agent for the return of any Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine.
(d)The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party except, in each case, to the extent such erroneous Payment is, and with respect to the amount of such erroneous Payment that is, comprised of funds of the Borrower or any other Loan Party.”
(e)Schedule 1.1A (Borrowing Base Properties) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 1.1A as set forth on Exhibit B to this Amendment.
5.Amendments to Pledge Agreement. Schedule 2 of the Pledge Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 2 as set forth on Annex II to this Amendment.
6.Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied (it being acknowledged and agreed that such conditions have been satisfied by the execution and delivery of this Amendment by Administrative Agent and the applicable Lenders):
(a)Amendment Documents. The Administrative Agent shall have received:
(i)this Amendment, executed and delivered by a duly authorized officer of each of the REIT, the Borrower and the applicable Lenders; and
(ii)an Acknowledgment and Consent (the “Acknowledgment and Consent”) substantially in the form of Exhibit A attached hereto, duly executed and delivered by the REIT and the Guarantors.
(b)Administrative Agent Fee; Costs and Expenses. The Administrative Agent shall have received the fees required to be paid pursuant to this Amendment together with all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.
(c)Approvals. All governmental and third party approvals (including landlords’ and other consents) necessary in connection with the continuing operations of the Group Members and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.
(d)Additional Borrowing Base Properties. The Administrative Agent shall have received, for each of the Additional Borrowing Base Properties, each of the documents required by Section 5.3 of the Credit Agreement other than, subject to Section 2 hereof, those Third Party Reports which the Borrower certifies it is unable to obtain on or prior to the Amendment Effective Date, due to timing restrictions, including those arising from COVID-19 pandemic.
(e)No Material Adverse Effect. Other than such events that have been disclosed by the Borrower to the Administrative Agent and the Lenders in writing prior to the Amendment Effective Date, no event or condition shall have occurred since December 31, 2020 which has or could reasonably be expected to have a Material Adverse Effect.
7.Representations and Warranties. The REIT and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
(a)Other than as previously notified to the Administrative Agent, each of the representations and warranties made by any Group Member herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, it shall be true and correct as of such earlier date, (y) to the extent that any such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language, it shall be true and correct as so qualified on such respective dates and (z) solely with respect to the representation in Section 4.2 of the Credit Agreement, other than such events that have been disclosed by the Borrower to the Administrative Agent and the Lenders in writing prior to the Amendment Effective Date.
(b)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(c)After the due execution and delivery of this Amendment, the Capital Stock of each Person that directly owns any Real Property (other than any Real Property subject to a mortgage securing Non-Recourse Indebtedness) is subject to a perfected first priority security interest in favor of the Administrative Agent.
8.Limited Effect; Ratification. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders. Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to or for the benefit of Administrative Agent and the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment of the Obligations and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional d instruments, certificates or documents, and take such actions, as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.
9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
10.Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.
(b)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duty authorized officers as of the day and year first above written.

CHATHAM LODGING TRUST, as the REIT

By: /s/ ERIC KENTOFF
Name: Eric Kentoff
Title: SVP, Secretary & General Counsel

CHATHAM LODGING, L.P., as Borrower

By: Chatham Lodging Trust, its general partner

By: /s/ ERIC KENTOFF
Name: Eric Kentoff
Title: SVP, Secretary & General Counsel

BARCLAYS BANK PLC,
as Administrative Agent and a Lender

By: /s/ CRAIG J. MALLOY Name: Craig J. Malloy Title: Director

Bank of America, N.A.,
as a Lender

By: /s/ KYLE PEARSON Name: Kyle Pearson Title: Vice President

BMO HARRIS BANK, NA,
as a Lender

By: /s/ GWENDOLYN GATZ Name: Gwendolyn Gatz Title: Director

Citibank N.A.,
as a Lender

By: /s/ DAVID BOUTON Name: David Bouton Title: Authorized Signatory

REGIONS BANK,
as a Lender

By: /s/ GHI S. GAVIN Name: Ghi S. Gavin Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ LORI Y. JENSEN Name: Lori Y. Jensen Title: Senior Vice President

Wells Fargo Bank, National Association,
as a Lender

By: /s/ ANAND J. JOBANPUTRA Name: Anand J. Jobanputra Title: Managing Director

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
Reference is made to the (i) FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October [__], 2021 (the “Amendment”), (ii) the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 8, 2018 (as previously amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., REGIONS CAPITAL MARKETS and U.S. BANK NATIONAL ASSOCIATION, as joint lead arrangers and bookrunners (in such capacity, the “Arrangers”), REGIONS BANK, as syndication agent (in such capacity, the “Syndication Agent”), CITIBANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and BARCLAYS BANK PLC, as administrative agent (the “Credit Agreement”) and (iii) the Guarantee Agreement (as defined in the Credit Agreement), dated as of November 25, 2015, made by each of the signatories thereto, in favor of the Administrative Agent for the benefit of the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Guarantee Agreement and the other Loan Documents hereby (a) consents to the Amendment, (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee Agreement are, and shall remain, in full force and effect after giving effect to the Amendment and (c) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by the Amendment.
THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duty executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
CHATHAM LODGING TRUST,
a Maryland real estate investment trust
By: /s/ ERIC KENTOFF
Name: Eric Kentoff
Title: SVP, Secretary & General Counsel

[SIGNATURE PAGE CONTINUES]

CHATHAM ADDISON QUORUM CY LLC,
CHATHAM BLOOMINGTON HS LLC,
CHATHAM BRENTWOOD HS LLC,
CHATHAM BURLINGTON HG LLC,
CHATHAM DALLAS DT LLC,
CHATHAM CHERRY CREEK HP LLC,
CHATHAM DALLAS HS LLC,
CHATHAM DEDHAM RI LLC,
CHATHAM DENVER TECH HG LLC,
CHATHAM EXETER HAS LLC,
CHATHAM FARMINGTON HS LLC,
CHATHAM GASLAMP RI LLC,
CHATHAM HOLTSVILLE RI LLC,
CHATHAM HOLTSVILLE RI UTILITY LLC,
CHATHAM HOUSTON WEST UNIV CY LLC,
CHATHAM HOUSTON WEST UNIV RI LLC,
CHATHAM LUGANO LLC,
CHATHAM MAITLAND HS LLC,
CHATHAM PORTLAND DT LLC,
CHATHAM WASHINGTON DC LLC,
CHATHAM WHITE PLAINS RI LLC,
CHATHAM PORTSMOUTH LLC,
CHATHAM SUMMERVILLE CY LLC,
CHATHAM SUMMERVILLE RI LLC,
CHATHAM SPRINGFILED VA LLC,
CHATHAM AUSTIN RI LLC,
CHATHAM AUSTIN TPS LLC,
CHATHAM NEW ROCHELLE RI LLC,
CHATHAM NEW ROCHELLE RI LEASECO LLC,
each a Delaware limited liability company

By:    Chatham Lodging, L.P.,
a Delaware limited partnership,
its member

By:     Chatham Lodging Trust,
    a Maryland real estate investment trust,
    its general partner

By: /s/ ERIC KENTOFF
        Name:    Eric Kentoff
Title: SVP, Secretary & General Counsel

EXHIBIT B

Schedule 1.1A
Borrowing Base Properties

Property	Owner	Fee/Leasehold

Courtyard Dallas Addison Quorum Drive 15160 Quorum Drive Addison, TX 75001	Chatham Addison Quorum CY LLC, a Delaware limited liability company	Fee
Homewood Suites 2261 Killebrew Drive Bloomington, Minnesota 55425	Chatham Bloomington HS LLC, a Delaware limited liability company	Fee
Homewood Suites 5107 Peter Taylor Park Drive Brentwood, Tennessee 37027	Chatham Brentwood HS LLC, a Delaware limited liability company	Fee
Hilton Garden Inn 5 Wheeler Road Burlington, Massachusetts 01803	Chatham Burlington HG LLC, a Delaware limited liability company	Fee
Courtyard Dallas Downtown 310 South Houston Street Dallas, TX 75202	Chatham Dallas DT LLC, a Delaware limited liability company	Fee
Homewood Suites 2747 North Stemmons Freeway Dallas, Texas 75207	Chatham Dallas HS LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Denver Tech 7675 East Union Avenue Denver, CO 80237	Chatham Denver Tech HG LLC, a Delaware limited liability company	Fee
Homewood Suites 2 Farm Glen Boulevard Farmington, Connecticut 06032	Chatham Farmington HS LLC, a Delaware limited liability company	Fee
Hampton Inn & Suites 59 Portsmouth Avenue Exeter, New Hampshire 03833	Chatham Exeter HAS LLC, a Delaware limited liability company	Fee
Hyatt Place 4150 E. Mississippi Avenue Denver, Colorado 80246	Chatham Cherry Creek HP LLC, a Delaware limited liability company	Fee
Residence Inn 25 Middle Avenue Holtsville, New York 11742	Chatham Holtsville RI LLC, a Delaware limited liability company Chatham Holtsville RI Utility LLC, a Delaware limited liability company	Fee Ground Leasehold
Homewood Suites 290 Southhall Lane Maitland, Florida 32751	Chatham Maitland HS LLC, a Delaware limited liability company	Fee

Hampton Inn 209 Fore Street Portland, Maine 04101	Chatham Portland DT LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Portsmouth Downtown 100 High Street Portsmouth, NH 03801	Chatham Portsmouth LLC, a Delaware limited liability company	Fee
Courtyard Charleston Summerville 1510 Rose Drive Summerville, SC 29483	Chatham Summerville CY LLC, a Delaware limited liability company	Fee
Residence Inn Charleston Summerville 1528 North Main Street Summerville, SC 29486	Chatham Summerville RI LLC, a Delaware limited liability company	Fee
Residence Inn 801 New Hampshire Avenue Northwest Washington, DC 20037	Chatham Washington DC LLC, a Delaware limited liability company	Fee
Residence Inn 5 Barker Avenue White Plains, New York 10601	Chatham White Plains RI LLC, a Delaware limited liability company	Fee
Residence Inn Dedham 259 Elm Street, Dedham, MA 02026	Chatham Dedham RI LLC, a Delaware limited liability company	Fee
Courtyard Houston West University 2929 Westpark Drive, Houston, TX 77005	Chatham Houston West Univ CY LLC, a Delaware limited liability company	Fee
Residence Inn Houston West University 2939 Westpark Drive, Houston, TX 77005	Chatham Houston West Univ RI LLC, a Delaware limited liability company	Fee
Embassy Suites Springfield 8100 Loisdale Drive, Springfield, VA 22150	Chatham Springfield VA LLC, a Delaware limited liability company	Fee
Residence Inn Gaslamp Quarter San Diego 356 6th Ave., San Diego, CA 92101	Chatham Gaslamp RI LLC, a Delaware limited liability company	Fee
Residence Inn Fort Lauderdale 3333 NE 32nd Ave., Fort Lauderdale, FL 33308	Chatham Lugano LLC, a Delaware limited liability company	Fee
Residence Inn by Marriott 11301 Burnet Road, Austin, TX 78758	Chatham Austin RI LLC, a Delaware limited liability company	Fee

TownePlace Suites 2232 West Braker Lane, Austin, TX 78758	Chatham Austin TPS LLC, a Delaware limited liability company	Fee
Residence Inn by Marriott 35 LeCount Place, New Rochelle, NY 10801	Chatham New Rochelle RI LLC, a Delaware limited liability company Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company	Fee Ground Leasehold

ANNEX I
ADDITIONAL BORROWING BASE PROPERTIES

PROPERTY	OWNER	FEE / LEASEHOLD
Residence Inn by Marriott 11301 Burnet Road, Austin, TX 78758	Chatham Austin RI LLC	Fee
TownePlace Suites 2232 West Braker Lane, Austin, TX 78758	Chatham Austin TPS LLC	Fee
Residence Inn by Marriott 35 LeCount Place, New Rochelle, NY 10801	Chatham New Rochelle RI LLC Chatham New Rochelle RI Leaseco LLC	Fee Ground Leasehold

ANNEX II

Schedule 2

DESCRIPTION OF PLEDGED STOCK
Pledged Stock:

Pledgor	Issuer	Class of Stock	Stock Certificate No.	Percentage Interest
Chatham Lodging, L.P.	Chatham Addison Quorum CY LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Bloomington HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Brentwood HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Burlington HG LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Cherry Creek HP LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Dallas HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Denver Tech HG LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Exeter HAS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Farmington HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Holtsville RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Holtsville RI Utility LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Maitland HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Portland DT LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Washington DC LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham White Plains RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Portsmouth LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Summerville CY LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Summerville RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Dallas DT LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Dedham RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Houston West Univ CY LLC	N/A	N/A	100%

Chatham Lodging, L.P.	Chatham Houston West Univ RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Springfield VA LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Gaslamp RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Lugano LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Austin RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Austin TPS LLC	N/A		100%
Chatham Lodging, L.P.	Chatham New Rochelle RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham New Rochelle RI LLC	N/A	N/A	100%